                                                                    EXHIBIT 99.0





                            THE GLENWOOD APARTMENTS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                           Year Ended August 31, 1996

                          Independent Auditors' Report




To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of The Glenwood Apartments for the year ended August 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Glenwood Apartments for the year ended August 31, 1996, in conformity with generally accepted accounting principles.



                                            FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
December 30, 1996

                            THE GLENWOOD APARTMENTS
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                           Year Ended August 31, 1996



REVENUES
         Net rental revenues                                        $      947,995
         Other                                                             131,716
                                                                    --------------
                 Total revenues                                          1,079,711

OPERATING EXPENSES
         Salaries and benefits                                             127,902
         Property taxes                                                     94,844
         Utilities                                                         236,966
         Repairs and maintenance                                            71,742
         Insurance                                                          21,592
                                                                    --------------
                 Total direct operating expenses                           553,046
                                                                    --------------
REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                     $      526,665
                                                                    ==============





         The accompanying notes are an integral part of this statement.

                            THE GLENWOOD APARTMENTS
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                                August 31, 1996

NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         The Glenwood Apartments is a 168 unit apartment complex, located in Dallas, Texas. During 1996, the property was owned by VRRM, Inc.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  SUBSEQUENT EVENT

         The property was sold to Continental Mortgage and Equity
         Trust, a California business trust, on November 5, 1996.